OTHER ASSETS (Details) - USD ($) $ in Thousands		Jun. 30, 2019	Jun. 30, 2018
Current [Abstract]
Prepayments		$ 465	$ 0
Advance royalties	[1]	54	0
Total current		519	0
Non-current [Abstract]
Restricted cash (security deposits and bonds)		1,407	1,102
Advance royalties	[1]	2,854	2,462
Capitalised borrowing costs		0	2,987
Total non-current		4,261	6,551
Total other assets		$ 4,780	$ 6,551

[1]	The Group's coal leases require the payment of annual minimum advanced royalties prior to the commencement of mining operations and the payment of earned royalties once mining operations commence. The advance royalties paid became recoupable against any earned royalties due under the coal leases on a lease-by-lease basis once the Company determined to move forward with development.